Exhibit 99.2

THE WALT DISNEY COMPANY C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail. Have your proxy card in hand when voting by internet or phone and follow the instructions below. See reverse side for specific deadlines. VOTE BY INTERNET - www.proxyvote.com/disney or scan the QR Barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information. VOTE BY PHONE - 1-800-690-6903 - To transmit your voting instructions by telephone. VOTE BY MAIL - Mark, sign and date your proxy card and return it in the envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE CONFIRMATION - Beginning [TBD], 2018 through [TBD], 2018, you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.proxyvote.com/disney using the 16 digit number located below. If voting by internet or phone, do NOT mail back the proxy card. You can access, view and download the joint proxy statement/prospectus at www.proxyvote.com/disney. *Note: To vote accounts separately, please call 1-855-449-0994. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E48456-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE WALT DISNEY COMPANY The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve the issuance of Disney common stock, par value $0.01 per share, and, if applicable, Disney series B convertible preferred stock, par value $0.01 per share, to stockholders of Twenty-First Century Fox, Inc. (“21CF”) contemplated by the Agreement and Plan of Merger, dated as of December 13, 2017, as amended as of May 7, 2018 and as it may be amended from time to time, by and among 21CF, a Delaware corporation, Disney, a Delaware corporation, TWC Merger Enterprises 2 Corp., a Delaware corporation and a wholly owned subsidiary of Disney, and TWC Merger Enterprises 1, LLC, a Delaware limited liability company and a wholly owned subsidiary of Disney. 2. To adopt certain amendments to the Restated Certificate of Incorporation of Disney relating to the dividend and voting status of shares of common stock of Disney held by subsidiaries of Disney, as described in the accompanying joint proxy statement/prospectus. 3. To approve adjournments of the Disney special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Disney special meeting to approve the share issuance proposal. NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date © Disney

If you plan to attend the meeting on [TBD], 2018, you must request an admission ticket in advance following the instructions set forth in the joint proxy statement/prospectus. Tickets will be issued to registered and beneficial owners and up to one guest accompanying each registered or beneficial owner. Requests for admission tickets will be processed in the order in which they are received and must be requested no later than [TBD], 2018. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the meeting, each stockholder will be required to present a valid government-issued photo identification such as a driver’s license or passport with their admission ticket. Seating will begin at [TBD] and the meeting will begin at [TBD]. Large bags, backpacks, suitcases, briefcases, cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting. If you wish to change your address, please visit www.disneyshareholder.com, or call Disney’s Transfer Agent, Broadridge, at 1-855-553-4763. Shareholder Meeting Registration: To vote and/or attend the meeting, go to “Shareholder Meeting Registration” link at www.proxyvote.com/disney and follow the instructions provided (you will need your 16 digit control number). E48457-TBD THE WALT DISNEY COMPANY Special Meeting of Stockholders [TBD], 2018 [TBD] This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) CHRISTINE M. MCCARTHY, ALAN N. BRAVERMAN and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company (“Disney”) that the undersigned would be entitled to cast if personally present at the Special Meeting of Stockholders of Disney, and at any postponement or adjournment thereof. IF YOU ARE A STOCKHOLDER OF RECORD, THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR PROPOSALS 1, 2 AND 3, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON [TBD], 2018. If you hold shares in any 401(k) savings plan of Disney (the “Plans”), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Special Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 11:59 p.m. Eastern Time on [TBD], 2018, or if no choice is specified, will be voted by an independent fiduciary. Your voting instructions will be kept confidential by the trustee. Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign. (Continued and to be marked, dated and signed on the other side) © Disney